Exhibit 10.5

Power of Attorney

Date: 20 July 2018

I, the undersigned, Yi’nan Li, a citizen of the People’s Republic of China (“PRC”) with Identification Card No.: ******, and a holder of 5.00% of the entire registered capital (“My Shareholding”) in Beijing Niudian Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Niu Technologies (“Cayman Company”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The Cayman Company is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) proposing, convening and attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under PRC laws and the articles of association of the Domestic Company, including without limitation, the sale, transfer, pledge or disposal of My Shareholding in part or in whole; and (3) designating and appointing on my behalf the legal representative (chairperson of the board), directors, supervisors, the chief executive officer (or manager) and other senior officers of the Domestic Company.

Without limiting the generality of the powers granted hereunder, the Cayman Company shall have the power and authority under this Power of Attorney to, on my behalf and/or on behalf of the Domestic Company, Cayman Company or other related parties, execute the transfer contract provided under an Exclusive Option Agreement (as long as I am required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Option Agreement, both dated as of the date hereof, to which I am a party, and execute the documents required thereunder.

The Cayman Company is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

So long as I am a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously valid and effective from the date of its execution, unless the Cayman Company issues adverse instructions in writing. Once the Cayman Company instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the Cayman Company, and execute power(s) of attorney in the same format of this Power of Attorney, granting other persons nominated by the Cayman Company the same authorization under this Power of Attorney.

This Power of Attorney shall be binding on my successors and assigns, and I will cause my successors (if applicable) and assigns to execute similar powers of attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding which have been authorized to the Cayman Company through this Power of Attorney, and shall not exercise such rights by myself.

POWER OF ATTORNEY — YI’NAN LI

[Signature Page]

By:	/s/ Yi’nan Li
Name:	Yi’nan Li

SIGNAGURE PAGE TO POWER OF ATTORNEY — YI’NAN LI

Power of Attorney

Date: 20 July 2018

I, the undersigned, Yuqin Zhang, a citizen of the People’s Republic of China (“PRC”) with Identification Card No.: ******, and a holder of 2.63% of the entire registered capital (“My Shareholding”) in Beijing Niudian Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Niu Technologies (“Cayman Company”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The Cayman Company is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) proposing, convening and attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under PRC laws and the articles of association of the Domestic Company, including without limitation, the sale, transfer, pledge or disposal of My Shareholding in part or in whole; and (3) designating and appointing on my behalf the legal representative (chairperson of the board), directors, supervisors, the chief executive officer (or manager) and other senior officers of the Domestic Company.

Without limiting the generality of the powers granted hereunder, the Cayman Company shall have the power and authority under this Power of Attorney to, on my behalf and/or on behalf of the Domestic Company, Cayman Company or other related parties, execute the transfer contract provided under an Exclusive Option Agreement (as long as I am required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Option Agreement, both dated as of the date hereof, to which I am a party, and execute the documents required thereunder.

The Cayman Company is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

So long as I am a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously valid and effective from the date of its execution, unless the Cayman Company issues adverse instructions in writing. Once the Cayman Company instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the Cayman Company, and execute power(s) of attorney in the same format of this Power of Attorney, granting other persons nominated by the Cayman Company the same authorization under this Power of Attorney.

This Power of Attorney shall be binding on my successors and assigns, and I will cause my successors (if applicable) and assigns to execute similar powers of attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding which have been authorized to the Cayman Company through this Power of Attorney, and shall not exercise such rights by myself.

POWER OF ATTORNEY — YUQIN ZHANG

[Signature Page]

By:	/s/ Yuqin Zhang
Name:	Yuqin Zhang

SIGNAGURE PAGE TO POWER OF ATTORNEY — YUQIN ZHANG

Power of Attorney

Date: 20 July 2018

I, the undersigned, Changlong Sheng, a citizen of the People’s Republic of China (“PRC”) with Identification Card No.: ******, and a holder of 2.63% of the entire registered capital (“My Shareholding”) in Beijing Niudian Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Niu Technologies (“Cayman Company”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The Cayman Company is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) proposing, convening and attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under PRC laws and the articles of association of the Domestic Company, including without limitation, the sale, transfer, pledge or disposal of My Shareholding in part or in whole; and (3) designating and appointing on my behalf the legal representative (chairperson of the board), directors, supervisors, the chief executive officer (or manager) and other senior officers of the Domestic Company.

Without limiting the generality of the powers granted hereunder, the Cayman Company shall have the power and authority under this Power of Attorney to, on my behalf and/or on behalf of the Domestic Company, Cayman Company or other related parties, execute the transfer contract provided under an Exclusive Option Agreement (as long as I am required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Option Agreement, both dated as of the date hereof, to which I am a party, and execute the documents required thereunder.

The Cayman Company is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

So long as I am a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously valid and effective from the date of its execution, unless the Cayman Company issues adverse instructions in writing. Once the Cayman Company instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the Cayman Company, and execute power(s) of attorney in the same format of this Power of Attorney, granting other persons nominated by the Cayman Company the same authorization under this Power of Attorney.

This Power of Attorney shall be binding on my successors and assigns, and I will cause my successors (if applicable) and assigns to execute similar powers of attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding which have been authorized to the Cayman Company through this Power of Attorney, and shall not exercise such rights by myself.

[The space below is intentionally left blank.]

POWER OF ATTORNEY — CHANGLONG SHENG

[Signature Page]

By:	/s/ Changlong Sheng
Name:	Changlong Sheng

SIGNAGURE PAGE TO POWER OF ATTORNEY — CHANGLONG SHENG

Power of Attorney

Date: 20 July 2018

I, the undersigned, Mingming Huang, a citizen of the People’s Republic of China (“PRC”) with Identification Card No.: ******, and a holder of 6.32% of the entire registered capital (“My Shareholding”) in Beijing Niudian Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Niu Technologies (“Cayman Company”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The Cayman Company is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) proposing, convening and attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under PRC laws and the articles of association of the Domestic Company, including without limitation, the sale, transfer, pledge or disposal of My Shareholding in part or in whole; and (3) designating and appointing on my behalf the legal representative (chairperson of the board), directors, supervisors, the chief executive officer (or manager) and other senior officers of the Domestic Company.

Without limiting the generality of the powers granted hereunder, the Cayman Company shall have the power and authority under this Power of Attorney to, on my behalf and/or on behalf of the Domestic Company, Cayman Company or other related parties, execute the transfer contract provided under an Exclusive Option Agreement (as long as I am required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Option Agreement, both dated as of the date hereof, to which I am a party, and execute the documents required thereunder.

The Cayman Company is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

So long as I am a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously valid and effective from the date of its execution, unless the Cayman Company issues adverse instructions in writing. Once the Cayman Company instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the Cayman Company, and execute power(s) of attorney in the same format of this Power of Attorney, granting other persons nominated by the Cayman Company the same authorization under this Power of Attorney.

This Power of Attorney shall be binding on my successors and assigns, and I will cause my successors (if applicable) and assigns to execute similar powers of attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding which have been authorized to the Cayman Company through this Power of Attorney, and shall not exercise such rights by myself.

[The space below is intentionally left blank.]

POWER OF ATTORNEY — MINGMING HUANG

[Signature Page]

By:	/s/ Mingming Huang
Name:	Mingming Huang

SIGNAGURE PAGE TO POWER OF ATTORNEY — MINGMING HUANG

Power of Attorney

Date: 20 July 2018

I, the undersigned, Shichun Wu, a citizen of the People’s Republic of China (“PRC”) with Identification Card No.: ******, and a holder of 4.21% of the entire registered capital (“My Shareholding”) in Beijing Niudian Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Niu Technologies (“Cayman Company”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The Cayman Company is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) proposing, convening and attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under PRC laws and the articles of association of the Domestic Company, including without limitation, the sale, transfer, pledge or disposal of My Shareholding in part or in whole; and (3) designating and appointing on my behalf the legal representative (chairperson of the board), directors, supervisors, the chief executive officer (or manager) and other senior officers of the Domestic Company.

Without limiting the generality of the powers granted hereunder, the Cayman Company shall have the power and authority under this Power of Attorney to, on my behalf and/or on behalf of the Domestic Company, Cayman Company or other related parties, execute the transfer contract provided under an Exclusive Option Agreement (as long as I am required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Option Agreement, both dated as of the date hereof, to which I am a party, and execute the documents required thereunder.

The Cayman Company is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

So long as I am a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously valid and effective from the date of its execution, unless the Cayman Company issues adverse instructions in writing. Once the Cayman Company instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the Cayman Company, and execute power(s) of attorney in the same format of this Power of Attorney, granting other persons nominated by the Cayman Company the same authorization under this Power of Attorney.

This Power of Attorney shall be binding on my successors and assigns, and I will cause my successors (if applicable) and assigns to execute similar powers of attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding which have been authorized to the Cayman Company through this Power of Attorney, and shall not exercise such rights by myself.

[The space below is intentionally left blank.]

POWER OF ATTORNEY — SHICHUN WU

[Signature Page]

By:	/s/ Shichun Wu
Name:	Shichun Wu

SIGNAGURE PAGE TO POWER OF ATTORNEY — SHICHUN WU

Power of Attorney

Date: 20 July 2018

I, the undersigned, Token Yilin Hu, a citizen of the People’s Republic of China (“PRC”) with Identification Card No.: ******, and a holder of 79.21% of the entire registered capital (“My Shareholding”) in Beijing Niudian Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Niu Technologies (“Cayman Company”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The Cayman Company is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) proposing, convening and attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under PRC laws and the articles of association of the Domestic Company, including without limitation, the sale, transfer, pledge or disposal of My Shareholding in part or in whole; and (3) designating and appointing on my behalf the legal representative (chairperson of the board), directors, supervisors, the chief executive officer (or manager) and other senior officers of the Domestic Company.

Without limiting the generality of the powers granted hereunder, the Cayman Company shall have the power and authority under this Power of Attorney to, on my behalf and/or on behalf of the Domestic Company, Cayman Company or other related parties, execute the transfer contract provided under an Exclusive Option Agreement (as long as I am required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Option Agreement, both dated as of the date hereof, to which I am a party, and execute the documents required thereunder.

The Cayman Company is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

So long as I am a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously valid and effective from the date of its execution, unless the Cayman Company issues adverse instructions in writing. Once the Cayman Company instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the Cayman Company, and execute power(s) of attorney in the same format of this Power of Attorney, granting other persons nominated by the Cayman Company the same authorization under this Power of Attorney.

This Power of Attorney shall be binding on my successors and assigns, and I will cause my successors (if applicable) and assigns to execute similar powers of attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding which have been authorized to the Cayman Company through this Power of Attorney, and shall not exercise such rights by myself.

[The space below is intentionally left blank.]

POWER OF ATTORNEY — TOKEN YILIN HU

[Signature Page]

By:	/s/ Token Yilin Hu
Name:	Token Yilin Hu

SIGNAGURE PAGE TO POWER OF ATTORNEY — TOKEN YILIN HU